EXHIBIT 99.1
For further information contact
Rodger W. Smith, 1-800-451-1294

FOR IMMEDIATE RELEASE

Callon Petroleum Company Reports
First Quarter 2009 Results of Operations

Natchez, MS (May 11, 2009)—Callon Petroleum Company (NYSE: CPE) today reported results of operations for the quarter ended March 31, 2009.

First Quarter 2009 Net Income.  For the quarter ended March 31, 2009, the company reported net income of $2.4 million, or $0.11 per share, exceeding analysis consensus which was a net loss of $0.07 per share.  This compares to net income of $7.6 million, or $0.35 per share, for the same period in 2008.

First Quarter 2009 Operating Results.  Oil and gas sales totaled $24.8 million from production of 33.6 million cubic feet of natural gas equivalent per day (MMcfe/d).  This corresponds to sales of $45.0 million from production of 42.1 MMcfe/d during the same period in 2008.  The average price received per thousand cubic feet of natural gas decreased to $6.13, compared to $9.50 during the first quarter of 2008, while the average price received per barrel of oil decreased to $60.59, compared to $86.66 during the same period in 2008.  All average realized price amounts are after the impact of hedging, which added $7.9 million to oil and gas sales.

First Quarter 2009 Discretionary Cash Flow. Discretionary cash flow for the quarter ended March 31, 2009 totaled $14.2 million compared to $29.0 million during the previous year.  Net cash flow provided by operating activities, as defined by GAAP, totaled $2.2 million and $35.1 million during the quarters ended March 31, 2009 and 2008, respectively. (See “Non-GAAP Financial Measure” that follows and the accompanying reconciliation of discretionary cash flow to net cash flow provided by operating activities.)

Non-GAAP Financial Measure - This news release refers to a non-GAAP financial measure as “discretionary cash flow.” Callon believes that the non-GAAP measure of discretionary cash flow is useful as an indicator of an oil and gas exploration and production company’s ability to internally fund exploration and development activities and to service or incur additional debt.  The company also has included this information because changes in operating assets and liabilities relate to the timing of cash receipts and disbursements which the company may not control and may not relate to the period in which the operating activities occurred. Discretionary cash flow should not be considered an alternative to net cash provided by operating activities or net income as defined by GAAP.

Production and Price Information:	Three Months Ended
	March 31,
	2009	2008
Production:
Oil (MBbls)	263	290
Gas (MMcf)	1,447	2,090
Gas equivalent (MMcfe)	3,026	3,828
Average daily (MMcfe)	33.6	42.1

Average prices:
Oil ($/Bbl) (a)	$60.59	$86.66
Gas ($/Mcf)	$6.13	$9.50
Gas equivalent ($/Mcfe)	$8.20	$11.75

Additional per Mcfe data:
Sales price	$8.20	$11.75
Lease operating expenses	1.33	1.35
Operating margin	$6.87	$10.40

Depletion	$3.11	$3.93
General and administrative (net of management fees)	$0.60	$0.69

(a) Below is a reconciliation of the average NYMEX price to the average realized sales price per barrel of oil:

Average NYMEX oil price	$43.08	$97.90
Basis differentials and quality adjustments	(4.01)	(3.65)
Transportation	(1.35)	(1.25)
Hedging	22.87	(6.34)
Averaged realized oil price	$60.59	$86.66

Reconciliation of Non-GAAP Financial Measure:	Three Months Ended
(In thousands)	March 31,
	2009	2008
Discretionary cash flow	$14,230	$29,043
Net working capital changes and other changes	(11,984)	6,088
Net cash flow provided by operating activities	$2,246	$35,131

Callon Petroleum Company
Consolidated Balance Sheets
(In thousands, except share data)
(Unaudited)

	March 31, 2009	December 31, 2008
ASSETS
Current assets:
Cash and cash equivalents	$651	$17,126
Accounts receivable	21,472	44,290
Fair market value of derivatives	14,857	21,780
Other current assets	191	1,103
Total current assets	37,171	84,299

Oil and gas properties, full-cost accounting method:
Evaluated properties	1,587,795	1,581,698
Less accumulated depreciation, depletion and amortization	(1,464,687)	(1,455,275)
	123,108	126,423

Unevaluated properties excluded from amortization	28,595	32,829
Total oil and gas properties	151,703	159,252

Other property and equipment, net	2,419	2,536
Restricted investments	4,775	4,759
Investment in Medusa Spar LLC	12,183	12,577
Other assets, net	2,172	2,667
Total assets	$210,423	$266,090
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$23,375	$76,516
Asset retirement obligations	9,456	9,151
Total current liabilities	32,831	85,667

9.75% Senior Notes	195,065	194,420
Callon Entrada Credit Facility (non-recourse)	78,435	78,435
Total long-term debt	273,500	272,855

Asset retirement obligations	32,273	33,043
Callon Entrada Credit Facility interest payable (non-recourse)	3,339	2,719
Other long-term liabilities	1,638	1,610
Total liabilities	343,581	395,894

Stockholders' equity:
Preferred Stock, $.01 par value, 2,500,000 shares authorized;	--	--
Common Stock, $.01 par value, 30,000,000 shares authorized; 21,637,470 and 21,621,142 shares outstanding at March 31, 2009 and December 31, 2008, respectively	216	216
Capital in excess of par value	228,968	227,803
Other comprehensive income	7,234	14,157
Retained (deficit) earnings	(369,576)	(371,980)
Total stockholders' equity	(133,158)	(129,804)
Total liabilities and stockholders' equity	$210,423	$266,090

Callon Petroleum Company
Consolidated Statements of Operations
(In thousands, except per share amounts)
(Unaudited)

	Three Months Ended March 31,
	2009	2008
Operating revenues:
Oil sales	$15,952	$25,096
Gas sales	8,863	19,864
Total operating revenues	24,815	44,960

Operating expenses:
Lease operating expenses	4,039	5,178
Depreciation, depletion and amortization	9,413	15,029
General and administrative	1,819	2,652
Accretion expense	1,038	1,032
Total operating expenses	16,309	23,891

Income from operations	8,506	21,069

Other (income) expenses:
Interest expense	4,782	9,940
Callon Entrada Credit Facility interest expense (non-recourse)	1,556	--
Other (income) expense	(95)	(472)
Total other (income) expenses	6,243	9,468

Income before income taxes	2,263	11,601
Income tax (benefit) expense	(24)	4,082

Income before equity in earnings of Medusa Spar LLC	2,287	7,519
Equity in earnings of Medusa Spar LLC, net of tax	117	113

Net income available to common shares	$2,404	$7,632

Net income per common share:
Basic	$0.11	$0.37
Diluted	$0.11	$0.35

Shares used in computing net income per common share:
Basic	21,607	20,871
Diluted	21,607	21,644

Callon Petroleum Company
Consolidated Statements of Cash Flows
(In thousands)
(Unaudited)

	Three Months Ended
	March 31, 2009	March 31, 2008
Cash flows from operating activities:
Net income	$2,404	$7,632
Adjustments to reconcile net income to cash provided by operating activities:
Depreciation, depletion and amortization	9,629	15,213
Accretion expense	1,038	1,032
Amortization of deferred financing costs	731	873
Equity in earnings of Medusa Spar LLC	(117)	(113)
Deferred income tax expense	(24)	4,082
Non-cash charge related to compensation plans	569	371
Excess tax benefits from share-based payment arrangements	--	(47)
Changes in current assets and liabilities:
Accounts receivable	5,761	(648)
Other current assets	912	4,702
Current liabilities	(19,614)	(252)
Change in gas balancing receivable	319	923
Change in gas balancing payable	30	557
Change in other long-term liabilities	618	(4)
Change in other assets, net	(10)	810
Cash provided by operating activities	2,246	35,131

Cash flows from investing activities:
Capital expenditures	(19,295)	(46,208)
Distribution from Medusa Spar LLC	574	108
Cash used in investing activities	(18,721)	(46,100)

Cash flows from financing activities:
Equity issued related to employee stock plans	--	(16)
Excess tax benefits from share-based payment arrangements	--	47
Cash provided by financing activities	--	31

Net decrease in cash and cash equivalents	(16,475)	(10,938)
Cash and cash equivalents:
Balance, beginning of period	17,126	53,250
Balance, end of period	$651	$42,312

Callon Petroleum Company is engaged in the acquisition, development, exploration and operation of oil and gas properties in the Gulf Coast region. The majority of Callon’s properties and operations are concentrated in the offshore waters of the Gulf of Mexico.

This news release is posted on the company’s website at www.callon.com and will be archived there for subsequent review.  It can be accessed from the “News Releases” link on the left side of the homepage.

It should be noted that this news release contains projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934.  These projections and statements reflect the company’s current views with respect to future events and financial performance.  No assurances can be given, however, that these events will occur or that these projections will be achieved and actual results could differ materially from those projected as a result of certain factors.  Some of the factors which could affect our future results and could cause results to differ materially from those expressed in our forward-looking statements are discussed in our filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K, available on our website or the SEC’s website at www.sec.gov.